UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, Nebraska 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

7/31

Date of reporting period: 7/31/12

Item 1.  Reports to Stockholders.

Generations Multi-Strategy Fund

Annual Report

July 31, 2012

Investor Information: 1-877-238-2406

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Generations Multi-Strategy Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Generations Multi-Strategy Fund (GMSFX)

Shareholder Letter for the July 31, 2012 Annual Report

Performance Summary

For the fiscal twelve months ended July 31, 2012, the Generations Multi-Strategy Fund earned a total return of 5.90%.  The portfolio’s benchmark, the Standard and Poor’s 500 Index of large company U.S. stocks, gained 9.13% for the same period.  Since the Fund’s inception on October 21, 2008, the Fund has returned an average annualized return of 11.23% compared to 12.70% for the S&P.

The past year has proven to be another volatile one for investment markets, with many of the same macro issues surfacing again and again, such as concerns over debt levels in several sovereign European nations, as well as the sustainability of their monetary union as a whole.  All of these concerns have carried over to U.S. markets.  This adds to the environment of very slow growth in the U.S., which has proven to be a challenge for policymakers and investors, as corporate earnings results and expectations have waxed and waned in line with global growth expectations and consumer sentiment.

The initial six months of the year were strongly positive for the portfolio, which was largely due to an underweight to the financial sector (large banks, mainly) and avoiding losses from specific financial names in the index.  Instead, investments in higher-quality financial institutions and insurers was more productive.  During the second half, results were more tempered relative to the overall market, mainly due to the information technology and energy sectors in particular.  Essentially, this was the result of “not owning” certain high profile technology names, while owning other firms that failed to keep up at the same pace.  This was coupled with dramatic volatility in oil prices that acted as a strong headwind to returns from energy services holdings in the portfolio.

For the fiscal year as a whole, portfolio returns were led by strong double-digit gains in a variety of companies in widely divergent industries, such as cleaning materials, regional banking, industrial component parts and biotechnology, among others.  From a broader sector standpoint, more defensive equities, such as consumer staples, generally were positive contributors to portfolio returns in a year characterized by a fair amount of month-to-month volatility.  As they often do during such periods, it appears investors gravitated towards relative stability and reliability from earnings in such companies.

From a detracting perspective for the year, several energy firms, particularly in oil services, performed poorly relative to the index—due to petroleum price volatility mentioned previously.  Despite what we believe to be attractive prospects over the long haul, dramatic price changes in crude oil and natural gas (especially strong drops in the late spring and early summer of 2012) acted as a strong downward force for these companies and their short-term earnings, as they have been and can be in the shorter-term.  Additionally, infrastructure industrials and specialty technology companies suffered due to uncertainty in demand prospects as the global economy struggled to gain its footing.  Overall, the portfolio’s higher-growth and foreign holdings were less productive than in prior periods.  We are confident that our current higher-quality positioning is appropriate for the current environment and over time as we seek companies with what we believe to be potential for strong risk-adjusted returns.

Outlook

Current investor sentiment for risk assets such as stocks appears to remain at very low levels, as measured by surveys and cash flow movements between stocks and other assets (like bonds, despite low current interest rates).  Returns for stocks overall have been far below average for the past decade, which has fueled the fire of their unpopularity.  However, we feel that domestic corporations remain in fiscally good condition, with less debt and more cash on hand than we have seen in decades, although this does not seem to be as well-publicized as the negative, politically-driven factors.

In spite of this pessimistic environment, we continue to seek out portfolio candidates that demonstrate fundamental strength on an individual or industry basis in their own right.  Such firms may still, of course, be influenced by outside factors, but may experience a better “all-weather” capability to thrive—especially for the “core” portion of the portfolio.  Additionally, the large U.S. companies that serve as the backbone of the Fund have been earning growing amounts of revenue from non-U.S. locations, and increasingly from less developed emerging market nations with attractive demographic growth trends.  We expect this multi-decade development to continue and it represents an important part of our analysis.

Relative to our S&P benchmark at the fiscal year-end, we held overweighted positions in the industrials, consumer staples, healthcare, information technology and energy sectors.  While the rationale for holding individual companies differs, several firms in these areas offer stronger balance sheet fundamentals and higher levels of global growth, considering current valuations.  By contrast, we remain underweight in more cyclical sectors of the market, including consumer discretionary stocks, materials and financials, as we have found fewer opportunities in these areas in recent months and years.  However, those we do own have tended to be what we believe to be higher quality stocks with less sensitive characteristics.  The portfolio currently owns no securities in telecommunications services or utilities.

Since inception, returns of the Fund have been sourced from a variety of areas—from a group of traditional, high-quality “blue chip” companies, as well as smaller weightings to opportunistic holdings in smaller or foreign companies in certain circumstances.  We believe this flexibility and differentiating factors offer the opportunity for investors to earn attractive returns over a multi-year timeframe while avoiding unnecessary risk.

We appreciate your investment with us.

Sincerely,

Ryan M. Long, CFA

Portfolio Manager

Generations Multi-Strategy Fund

Performance for Fiscal Year Ended July 31, 2012
	1 Year	5 Years	10 Years	Inception (10/21/2008)
Generations Multi-Strategy Fund	5.90%	NA	NA	11.23%
S&P 500 Index	9.13%	1.13%	6.34%	12.70%

Periods over one year represent average annualized returns.

Performance for Most Recent Quarter Ended June 30, 2012
	1 Year	5 Years	10 Years	Inception (10/21/2008)
Generations Multi-Strategy Fund	0.85%	NA	NA	11.12%
S&P 500 Index	5.45%	0.22%	5.33%	12.59%

Periods over one year represent average annualized returns.

Mutual funds involve risk including possible loss of principal.  The performance data quoted represents past performance and is not a guarantee of future results.  Performance assumes reinvestment of all dividends and capital gain distributions.  Investment return and principal value of this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  For the most recent month-end performance, call 877-238-2406.

The total annual operating expense ratio as of the most recent prospectus was 1.44%, and may vary in future years.  Since December 1, 2009, the Fund’s advisor has been temporarily waiving a portion of the Fund’s expenses to a limit of 1.35%.  Otherwise, the returns would have been lower.

This report is authorized for use by existing shareholders.  A current Generations Multi-Strategy Fund prospectus must accompany or precede this piece if it is distributed to prospective shareholders.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Generations Multi-Strategy Fund before investing.  This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 877-238-2406.  Read the prospectus carefully before you invest or send money.  The Generations Multi-Strategy Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

This letter represents the current opinion of the Fund’s investment advisor and is subject to change at any time.  Actual results may differ materially and there is no guarantee that opinions will prove to be correct, and should not be relied upon as statements of fact.

The information provided in this report should not be considered a recommendation to buy, sell or hold any particular security.

Returns for the indices are provided for comparison.  The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.  The S&P 500® Index is an unmanaged composite of 500 large-capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Shares of the Generations Multi-Strategy Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

1226-NLD-8/3/2012

Generations Multi-Strategy Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2012

Annualized Total Returns as of July 31, 2012
	One Year	Since Inception*

Generations Multi-Strategy Fund	5.90%	11.23%
S&P 500	9.13%	12.70%

* The Fund commenced operations on October 21, 2008

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 1.44%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-238-2406

Holdings By Sector	% of Net Assets
Common Stock	95.5
Consumer- Non Cyclical	29.2
Technology	17.6
Industrial	14.5
Energy	12.3
Financial	11.6
Consumer- Cyclical	4.8
Communications	3.3
Basic Materials	2.2
Exchange Traded Funds	3.0
Short Term Investments	1.4
Assets in Excess of Other Liabilities	0.1
Total Net Assets	100.0

Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS
July 31, 2012
	Shares	Market Value

COMMON STOCKS - 95.46%
AIRLINES - 0.87%
Copa Holdings, SA - Cl. A	6,300	$ 488,439

BANKS - 6.27%
State Street Corp.	40,600	1,639,428
US Bancorp	56,000	1,876,000
		3,515,428
BEVERAGES - 3.70%
PepsiCo, Inc.	28,500	2,072,805

CHEMICALS - 2.16%
Ecolab, Inc.	18,500	1,210,825

COMMERCIAL SERVICES - 3.11%
Paychex, Inc.	53,400	1,745,646

COMPUTERS - 4.00%
Accenture PLC - Cl. A	20,200	1,218,060
Hewlett-Packard Co.	56,300	1,026,912
		2,244,972
COSMETICS/PERSONAL CARE - 7.20%
Colgate-Palmolive Co.	18,800	2,018,368
Procter & Gamble Co.	31,300	2,020,102
		4,038,470
DISTRIBUTION/WHOLESALE - 1.19%
Fastenal Co.	15,500	668,360

DIVERSIFIED FINANCIAL SERVICES - 2.10%
T. Rowe Price Group, Inc.	19,400	1,178,550

ELECTRONICS - 1.97%
Flextronics International Ltd. *	172,300	1,104,443

ENGINEERING & CONSTRUCTION - 5.26%
Fluor Corp.	29,500	1,462,610
Jacobs Engineering Group, Inc. *	38,500	1,484,945
		2,947,555
ENVIRONMENTAL CONTROL - 2.30%
Stericycle, Inc. *	13,900	1,290,615

FOOD - 2.67%
McCormick & Co.	24,600	1,497,648

HEALTHCARE-PRODUCTS - 2.97%
Stryker Corp.	32,000	1,664,960

INSURANCE - 3.24%
Aflac, Inc.	41,500	1,816,870

See accompanying notes to financial statements.
Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2012 (Unaudited)
	Shares	Market Value

MEDIA - 3.29%
Walt Disney Co.	37,500	$ 1,842,750

MISCELLANEOUS MANUFACTURING - 2.40%
Danaher Corp.	25,500	1,346,655

OIL & GAS - 9.46%
Exxon Mobil Corp.	23,600	2,049,660
Helmerich & Payne, Inc.	25,600	1,190,400
Noble Corp.	37,400	1,383,800
Petroleo Brasileiro SA - ADR	34,700	681,161
		5,305,021
OIL & GAS SERVICES - 2.86%
Schlumberger Ltd.	22,500	1,603,350

PHARMACEUTICALS - 9.55%
Express Scripts, Inc. *	31,700	1,836,698
Johnson & Johnson	29,300	2,028,146
Teva Pharmaceutical Industries Ltd. - ADR	36,500	1,492,485
		5,357,329
RETAIL - 2.74%
Yum! Brands, Inc.	23,700	1,536,708

SEMICONDUCTORS - 5.59%
Applied Materials, Inc.	147,900	1,610,631
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	108,900	1,521,333
		3,131,964
SOFTWARE - 7.98%
Autodesk, Inc. *	35,800	1,214,336
Intuit, Inc.	29,400	1,705,788
Microsoft Corp.	52,700	1,553,069
		4,473,193
TRANSPORTATION - 2.58%
CSX Corporation	63,000	1,445,220

TOTAL COMMON STOCKS (Cost - $44,399,249)		53,527,776

EXCHANGE TRADED FUNDS - 3.03%
EQUITY FUNDS - 3.03%
iShares Nasdaq Biotechnology Index Fund
(Cost - $1,016,231)	12,700	1,699,387

SHORT-TERM INVESTMENT - 1.40%
MONEY MARKET FUND - 1.40%
Invesco Short-Term Investments Trust Treasury Portfolio,
0.02% (Cost - $786,142) +	786,142	786,142
See accompanying notes to financial statements.
Generations Multi-Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2012 (Unaudited)

TOTAL INVESTMENTS - 99.89%
(Cost - $46,201,622) (a)		$ 56,013,305
ASSETS IN EXCESS OF OTHER LIABILITIES - 0.11%		62,959
TOTAL NET ASSETS - 100.00%		$ 56,076,264
________
*Non-income producing security
+Money market fund; interest rate reflects seven-day effective yield on July 31, 2012.
ADR - American Depositary Reciept

(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $46,321,495 and differs from market value by net unrealized appreciation (depreciation)
of securities as follows:
Unrealized appreciation:		$ 10,624,241
Unrealized depreciation:		(932,431)
Net unrealized appreciation:		$ 9,691,810

See accompanying notes to financial statements.

Generations Multi-Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2012

Assets:
Investments in Securities at Market Value (Identified Cost $46,201,622)	$ 56,013,305
Dividends and Interest Receivable	56,675
Receivable for Fund Shares Sold	4,333
Receivable for Securities Sold	207,136
Prepaid Expenses and Other Assets	24,612
Total Assets	56,306,061

Liabilities:
Payable for Securities Purchased	61,251
Payable for Fund Shares Redeemed	62,981
Accrued Advisory Fees	36,840
Accrued Distribution Fees	12,614
Payable to Other Affiliates	2,850
Other Accrued Expenses	53,261
Total Liabilities	229,797

Net Assets (Unlimited shares of no par value interest
authorized; 4,067,578 shares of beneficial interest outstanding)	$ 56,076,264

Net Asset Value, Offering and Redemption Price Per Share
($56,076,264/4,067,578 shares of beneficial interest outstanding)	$ 13.79

Composition of Net Assets:
At July 31, 2012, Net Assets consisted of:
Paid-in-Capital	$ 41,664,213
Accumulated Net Investment Income	366,376
Accumulated Net Realized Gain On Investments	4,233,992
Net Unrealized Appreciation On Investments	9,811,683
Net Assets	$ 56,076,264

See accompanying notes to financial statements.

Generations Multi-Strategy Fund
STATEMENT OF OPERATIONS
For the Period Ended July 31, 2012

Investment Income:
Dividend Income (Net of $24,525 Foreign Taxes)	$ 1,289,705
Interest Income	501
Total Investment Income	1,290,206

Expenses:
Investment Advisory Fees	575,461
Distribution Fees	169,253
Administration Fees	54,271
Fund Accounting Fees	37,908
Printing Expense	21,320
Legal Fees	20,423
Registration & Filing Fees	20,397
Transfer Agent Fees	12,905
Chief Compliance Officer Fees	17,627
Audit Fees	17,048
Custody Fees	10,028
Trustees' Fees	6,017
Miscellaneous Expenses	1,775
Total Expenses	964,433
Less: Investment Advisory Fees Waived	(51,415)
Net Expenses	913,018

Net Investment Income	377,188

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments	4,340,273
Options Written	14,573
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,397,518)
Options Written	(10,531)
Net Realized (Unrealized) Gain on Investments	2,946,797

Net Increase in Net Assets Resulting From Operations	$ 3,323,985

See accompanying notes to financial statements.

Generations Multi-Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	July 31, 2012	July 31, 2011

Operations:
Net Investment Income	$ 377,188	$ 208,166
Net Realized Gain on Investments and Options	4,354,846	4,830,936
Net Change in Unrealized Appreciation (Depreciation)
on Investments and Options	(1,408,049)	4,792,350
Net Increase in Net Assets
Resulting From Operations	3,323,985	9,831,452

Distributions to Shareholders From:
Net Investment Income ($0.03 and $0.01 per share, respectively)	(162,135)	(63,490)
Net Realized Capital Gains ($0.93 and $0.00 per share, respectively)	(4,611,391)	-
Total Distributions to Shareholders	(4,773,526)	(63,490)

From Shares of Beneficial Interest Transactions:
Proceeds from Shares Issued (722,360 and 957,316
shares, respectively)	9,756,931	13,360,086
Distributions Reinvested (373,714 and 4,556 shares, respectively)	4,772,333	63,475
Cost of Shares Redeemed (2,349,303 and 642,247 shares, respectively)	(31,476,562)	(8,949,923)
Total From Shares of Beneficial Interest Transactions	(16,947,298)	4,473,638

Increase (Decrease) in Net Assets	(18,396,839)	14,241,600

Net Assets:
Beginning of Period	74,473,103	60,231,503
End of Period	$ 56,076,264	$ 74,473,103

Undistributed Net Investment Income at End of Period	$ 366,376	$ 154,011

See accompanying notes to financial statements.

Generations Multi-Strategy Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period.

	For the year	For the year	For the year	Period
	ended	ended	Ended	Ended
	July 31, 2012	July 31, 2011	July 31, 2010	July 31, 2009**

Net Asset Value, Beginning of Period	$ 14.00	$ 12.04	$ 10.88	$ 10.00
Increase From Operations:
Net investment income (a)	0.08	0.04	0.02	0.07
Net gain from securities
(both realized and unrealized)	0.67	1.93	1.19	0.83
Total from operations	0.75	1.97	1.21	0.90

Less Distributions:
From net investment income	(0.03)	(0.01)	(0.05)	(0.02)
From net realized gains on investments	(0.93)	-	-	-
Total Distributions	(0.96)	(0.01)	(0.05)	(0.02)

Net Asset Value, End of Period	$ 13.79	$ 14.00	$ 12.04	$ 10.88

Total Return (b)	5.90%	16.38%	11.15%	9.08%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 56,076	$ 74,473	$ 60,232	$ 42,619
Ratio to average net assets:
Expenses, Gross (c)	1.43%	1.41%	1.45%	1.44%	(e)
Expenses, Net of Reimbursement (c)	1.35%	1.35%	1.25%	0.97%	(e)
Net investment income (loss), Gross (c)(d)	0.48%	0.23%	(0.01%)	0.53%	(e)
Net investment income, Net of Reimbursement (c)(d)	0.56%	0.29%	0.19%	1.00%	(e)
Portfolio turnover rate	52%	88%	32%	83%

__________
**The Fund commenced operations on October 21, 2008.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Does not include expenses of investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Annualized.

See accompanying notes to financial statements.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

1.

ORGANIZATION

Generations Multi-Strategy Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on October 21, 2008.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of July 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$53,527,776	-	-	$53,527,776
Exchange Traded Funds	1,699,387	-	-	1,699,387
Short-Term Investments	786,142	-	-	786,142
Total	$56,013,305	-	-	$56,013,305

 *Please refer to the Portfolio of Investments for industry classifications.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

  The Fund did not hold any Level 3 securities during the period.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. Investment income and return of capital is recorded based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended July 31, 2012, the Fund had a gain of $14,573 on options written and this gain is included in the line item marked “Net realized gain on options written” on the Statement of Operations in this shareholder report.  The net change in unrealized appreciation (depreciation) on options written was $(10,531) as of the period end and is included in the line marked “net change in unrealized appreciation (depreciation) of investments” on the Statement of Operations.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the return for the open tax year (2009-2011), or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Three G Financial, LLC (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.85% of the average daily net assets of the Fund.  For the period ended July 31, 2012, the Adviser earned advisory fees of $575,461.

Effective November 20, 2009, the Adviser entered into a sub-advisory agreement with FocusPoint (the “Sub-Adviser”), an affiliate of the Adviser.  The Sub-Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio.  For providing such services, the Adviser pays the Sub-Adviser an annual fee equal to 0.25% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until November 30, 2012, so that the total annual operating expenses of the Fund do not exceed 1.35% of the Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the period ended July 31, 2012, the Adviser waived fees of $51,514. Cumulative expenses subject to recapture by the Adviser as of July 31, 2012 amounted to $191,695, and will expire on July 31 of the following years:

2013	2014	2015
$100,649	$39,532	$51,514

On July 31, 2012, $126,139 of waived fees subject to recapture expired.

Pursuant to separate servicing agreements with Gemini Fund Services (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the period ended January 31, 2012, the Fund incurred distribution fees of $169,253.

Trustees - Effective April 1, 2012, with the approval of the Board, each Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended July 31, 2012 amounted to $34,989,722 and $56,790,264, respectively.

Transactions in option contracts written during the period ended July 31, 2012 were as follows:

	Contracts	Premium
Outstanding at Beginning of Year	255	$ 17,046
Options Closed	(255)	(17,046)
Outstanding at End of Year	-	$ -

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2012	July 31, 2011
Ordinary Income	$ 162,135	$ 63,490
Long-Term Capital Gain	4,611,391	-
	$ 4,773,526	$ 63,490

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	and Late Year	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 366,376	$ 4,353,865	$ -	$ -	$ 9,691,810	$ 14,412,051

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain on investments are primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to real estate investment trusts adjustments, resulted in reclassification for the Fund for the period ended July 31, 2012 was as follows: a decrease in accumulated net investment income of $2,688 and an increase in accumulated net realized gain on investments of $2,688.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

6.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of July 31, 2012 National Financial Services account, holding shares for the benefit of others in nominee name, held approximately 89% of the voting securities of the Generations Multi-Strategy Fund.

7.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

On September 7, 2012, the Northern Lights Fund Trust was notified of an Order by the Securities and Exchange Commission (“SEC”) instituting administrative and cease-and-desist proceedings against FocusPoint Solutions, Inc. (“Focus Point”) and its affiliates.  Focus Point is the sub-adviser of the Generations Multi-Strategy Fund (the “Fund”).

The SEC alleged violations in three areas of Focus Point’s advisory business:

•

Focus Point received undisclosed compensation through a revenue-sharing agreement with a registered broker-dealer.

•

Misleading information about Focus Point’s fee structure was provided to the trustees of Northern Lights Fund Trust for which Focus Point was seeking approval to become sub-adviser.

•

The H Group, which is related to Focus Point, voted client proxies in favor of the proposal to approve Focus Point as the Fund’s sub-adviser, despite its related adviser having a financial interest in the outcome of the vote.

Generations Multi-Strategy Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

Without admitting or denying the allegations, Focus Point agreed to settle the proceedings.  The settlement requires Focus Point to cease and desist from committing any further violations of federal securities laws, pay a fine of $100,000, and disgorge $925,814.  Representatives from Focus Point have communicated to the Trust’s officers that these monetary penalties will have no impact on its ability to sub-advise the Fund.

Management has determined that there were no additional subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

Generations Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities of Generations Multi-Strategy Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period October 21, 2008 (commencement of operations) through July 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Generations Multi-Strategy Fund as of ,  the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period October 21, 2008 (commencement of operations) through July 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 26, 2012

Generations Multi-Strategy Fund

DISCLOSURE OF FUND EXPENSES

July 31, 2012 (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (2/1/12)	Ending Account Value (7/31/12)	Expenses Paid During the Period* (2/1/12 to 7/31/12)
Actual	$1,000.00	$1,005.80	$6.73
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.77

*Expenses Paid During Period are equal to Fund’s annualized expense ratio of 1.35%, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Renewal of Advisory Agreement – Generations Multi-Strategy Fund*

In connection with a meeting held on May 22, 2012 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Three G Financial, LLC (“Three G” or the “Adviser”) and the Trust, on behalf of Generations Multi-Strategy Fund (“Generations” or the “Fund”).  These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser, (b) investment management staffing, and (c) the financial condition of the Adviser.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of Three G’s research capabilities, the quality of its compliance infrastructure and the experience of its portfolio management personnel.  The Board reviewed Three G’s financial statements.   The Trustees concluded that Three G had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of Three G’s past performance, as well as other factors relating to its track record.   The Board noted that the Fund’s performance, while trailing the for the 1-year period , was reasonable compared to its peer group.

 Fees and Expenses.  The Board noted that the Adviser charges a 0.85% annual advisory fee based on the average net assets of Generations Multi-Strategy Fund.  The Board discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees discussed the management strategy of the Fund and the overall duties of Three G.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds..  The Board noted that the fees of Three G  were high compared to the peer group, but were reasonable due to economies of scale not found in a smaller fund like Generations.  The Board concluded that the fees were reasonable.

Economies of Scale. The Board, including the Independent Trustees, considered whether there are  economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale were unlikely to be realized in the near future and consequently, were not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by Three G in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund.  The Trustees concluded that  because of the Adviser’s expense limitation agreement and Fund asset levels, the Board was satisfied that Three G’s level of profitability from its relationship to the Fund is not excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is  reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Renewal of the Sub-Advisory Agreement*

During the Meeting, the Board, including a majority of the Independent Trustees, also considered the renewal of the sub-advisory agreement between FocusPoint Solutions Inc. (“FocusPoint”) and the Three G  with respect to  Generations Multi-Strategy Fund. In considering the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement from the Sub-Adviser.  These materials included: (a) information on the investment performance of the Fund, a peer group of funds and appropriate indices with respect to the Fund; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Sub-Adviser, and (d) investment management staffing.

In its consideration of the renewal of the Sub-Advisory Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of FocusPoint’s research capabilities, the quality of its compliance infrastructure and the experience of their portfolio management personnel.  The Trustees concluded that the Sub-Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of FocusPoint’s past performance as Sub-Adviser to the Fund, as well as other factors relating to its track record.  The Board noted that the Fund’s performance, while trailing the for the 1-year period , was reasonable compared to its peer group

 Fees and Expenses.  The Board noted that the Fund would not compensate FocusPoint for sub-advisory services, but rather Three G would compensate the Sub-Adviser out of the advisory fees received from the Fund. The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s sub-advisory fees were reasonable  in light of the size of the Fund,.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale were not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Sub-Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  It also considered the profits realized by the Sub-Adviser from other activities related to the Fund.  The Trustees concluded that the Sub-Adviser’s level of profitability from its relationship to the Fund is not excessive.

 Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the sub-advisory fee structure is  reasonable, and that renewal of the Sub-Advisory is in the best interests of the Trust and the Fund’s shareholders, unanimously approved renewal  of the Sub-Advisory Agreement.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Generations Multi-Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

July 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen	Trustee	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Born in 1954	Since 2005

Mark H. Taylor	Trustee	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	98

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

Born in 1964	Since 2007

John V. Palancia	Trustee	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	98	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Born in 1954	Since 2011

Generations Multi-Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

July 31, 2012

Interested Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***	Trustee	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Born in 1952	Since 2005

Andrew Rogers	President

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
450 Wireless Blvd.	Since 2006
Hauppauge, NY 11788
Born in 1969

Kevin E. Wolf	Treasurer	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
450 Wireless Blvd.	Since 2006
Hauppauge, NY 11788
Born in 1969

James P. Ash	Secretary

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
450 Wireless Blvd.	Since 2011
Hauppauge, NY 11788
Born in 1976

Lynn Bowley	Chief Compliance	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
Born in 1958	Officer Since 2007

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-877-238-2406 to request a copy of the SAI or to make shareholder inquiries.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

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open an account or deposit money

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direct us to buy securities or direct us to sell your securities

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seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

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sharing for affiliates’ everyday business purposes – information about your creditworthiness.

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affiliates from using your information to market to you.

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sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

Three G Financial, LLC

5940 South Rainbow Boulevard

Las Vegas, Nevada 89118

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

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How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-238-2406 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-238-2406.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $16,000

2011 - $16,100

(b)

Audit-Related Fees

2012 – None

2011 – None

(c)

Tax Fees

2012 – $3,100

2011 – $2,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2011

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $3,100

2011 - $2,900

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew Rogers

       Andrew B. Rogers, President

Date

10/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

        Andrew B. Rogers, President

Date

10/5/12

By (Signature and Title)

/s/ Kevin Wolf

       Kevin E. Wolf, Treasurer

Date

10/5/12